UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2005

MIKOHN GAMING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	00-22752	88-0218876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Pilot Road, P.O. Box 98686
Las Vegas, NV	89119-8686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(702) 896-3890

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Item 8.01 Other Events.

On April 25, 2005, Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation, issued a press release announcing that it had filed a registration statement on Form S-4 in connection with its proposed acquisition of VirtGame Corp. (OTCBB: VGTI).

A copy of the press release is attached as Exhibit 99.1.

Additional Information

The registration statement on Form S-4 includes a preliminary prospectus of Mikohn, a preliminary proxy statement of VirtGame Corp., and other relevant documents in connection with the proposed transaction. Investors and security holders are advised to read the prospectus/proxy statement regarding the proposed merger, when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the prospectus/proxy statement, when available, and other documents filed by Mikohn and VirtGame at the Securities and Exchange Commission’s web site at www.sec.gov. The prospectus/proxy statement and such other documents may also be obtained, when available, from Mikohn by directing such request to Progressive Gaming International Corporation, 920 Pilot Road, Las Vegas, Nevada, 89119, Attention: Investor Relations. The prospectus/proxy statement and such other documents may also be obtained, when available, from VirtGame by directing such request to VirtGame Corp., 5900 Pasteur Ct., Suite 100, Carlsbad, California 92008, Attention: Investor Relations. Mikohn, VirtGame and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of VirtGame with respect to the transactions contemplated by the merger agreement. A description of any interests that Mikohn’s or VirtGame’s directors and executive officers have in the proposed merger will be available in the prospectus/proxy statement. Information regarding Mikohn’s officers and directors is included in Mikohn’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. Information regarding VirtGame’s officers and directors is included in VirtGame’s 10-KSB filed with the Securities and Exchange Commission on April 12, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from Mikohn and VirtGame.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release dated April 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKOHN GAMING CORPORATION

Date: April 25, 2005	/s/ Michael A. Sicuro
Michael A. Sicuro Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release dated April 25, 2005